UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: December 8, 2003



                        Superconductive Components, Inc.
             (Exact Name of Registrant as specified in its charter)




     Ohio                         0-31641                       31-0121318
(State or other            (Commission File No.)              (IRS Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)



                             1145 Chesapeake Avenue
                              Columbus, Ohio 43212
                                 (614) 486-0261

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         The Board of Directors of Superconductive Components, Inc. (the "Company") has determined that the Company has insufficient cash available for payment of the Series B Non-Voting Stock Shareholder cash dividend, which is payable in December 2003. As a result of such decision and in accordance with the FOURTH Article, Section (G) Part (2) of the Company's Second Amended and Restated Articles of Incorporation, such dividends are cumulative and shall accrue until paid. A copy of the Company's letter to its Series B Non-Voting Stock Shareholders is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

         (c)      Exhibits.

             Exhibit No.                  Description

                99.1 Letter to Series B Non-Voting Stock Shareholders, dated December 8, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SUPERCONDUCTIVE COMPONENTS, INC.


Date:  December 15, 2003                        By:   /s/ Daniel Rooney
                                                   -----------------------------
                                                Daniel Rooney, President and
                                                Chief Executive Officer

                                  EXHIBIT INDEX


             Exhibit No.                  Description

                99.1 Letter to Series B Non-Voting Stock Shareholders, dated December 8, 2003.